Statement of Additional Information Supplement -- Oct. 17, 2003

Fund Name (Date)                                              SAI Form #
AXP(R) Emerging Markets Fund (Dec. 30, 2002)                  S-6354-20 K
AXP European Equity Fund (Dec. 30, 2002)                      S-6006-20 E
AXP Global Balanced Fund (Dec. 30, 2002)                      S-6352-20 J
AXP Global Growth Fund (Dec. 30, 2002)                        S-6334-20 V
AXP International Fund (Dec. 30, 2002)                        S-6140-20 X

Effective Oct. 20, 2003:

The subsection entitled Subadviser under the Investment Management Service Agreement section has been deleted and the following text has been inserted:

American Express Asset Management International Inc.: American Express Asset Management International Inc. (AEAMI), a wholly-owned subsidiary of AEFC, 50192 AXP Financial Center, Minneapolis, MN 55474, subadvises the Fund's assets. AEAMI, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Investment decisions for the Fund are made by a team of seasoned investment professionals at Threadneedle Asset Management Limited (Threadneedle) who are associated with AEAMI. Threadneedle is also a wholly owned subsidiary of AEFC.



AXP(R) Global Growth Fund ("Fund") (Dec. 30, 2002)  S-6334-20 V

The name of the Fund is changed from AXP Global Growth Fund to AXP Global Equity Fund



S-6334-3 A (10/03)
* Valid until next Statement of Additional Information update.
Destroy Dec. 30, 2003